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                                                                      Exhibit 24

                                POWER OF ATTORNEY


         Each of the undersigned directors and officers of Medtronic, Inc., a Minnesota corporation ("Medtronic"), hereby constitutes and appoints WILLIAM
W. GEORGE and DAVID J. SCOTT, or either of them, their true and lawful attorneys-in-fact and agents, each with full power and authority to act as such without the other, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments that any of said attorneys and agents may deem necessary or advisable in connection with Medtronic's acquisition of PercuSurge, Inc., to enable Medtronic to comply with the Securities Act of 1933, as amended, with any regulations, rules or requirements of the Securities and Exchange Commission thereunder, and with any state Blue Sky laws or regulations in connection therewith, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned to the Registration Statement on Form S-4, to any amendment to such Registration Statement, and to any other registration statement, prospectus, instrument or document filed with said Commission as a part of or in connection with such Registration Statement or any amendment thereto, including but not limited to registration statements on Form S-8; and the undersigned hereby ratify and confirm all that said attorneys and agents, or their substitutes or resubstitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned have set their names this 3rd day of November, 2000.

   /s/ Michael R. Bonsignore                      /s/ Bernadine P. Healy
   -------------------------------                ------------------------------
   Michael R. Bonsignore                          Bernadine P. Healy, M.D.


   /s/ William R. Brody                           /s/ Denise M. O'Leary
   ------------------------------                 ------------------------------
   William R. Brody, M.D., Ph.D.                  Denise M. O'Leary


   /s/ Paul W. Chellgren                          /s/ Glen D. Nelson
   ------------------------------                 ------------------------------
   Paul W. Chellgren                              Glen D. Nelson, M.D.


   /s/ Arthur D. Collins, Jr.                     /s/ Robert L. Ryan
   ------------------------------                 ------------------------------
   Arthur D. Collins, Jr.                         Robert L. Ryan


   /s/ Frank L. Douglas                           /s/ Jean-Pierre Rosso
   ------------------------------                 ------------------------------
   Frank L. Douglas, M.D., Ph.D.                  Jean-Pierre Rosso


   /s/ Gary L. Ellis                              /s/ Jack W. Schuler
   ------------------------------                 ------------------------------
   Gary L. Ellis                                  Jack W. Schuler


   /s/ William W. George                          /s/ Gordon M. Sprenger
   ------------------------------                 ------------------------------
   William W. George                              Gordon M. Sprenger


   /s/ Antonio M. Gotto, Jr.
   ------------------------------
   Antonio M. Gotto, Jr., M.D.